THE GABELLI BLUE CHIP VALUE FUND
                              FIRST QUARTER REPORT

                                 MARCH 31, 2001

                                           [PHOTO OF BARBARA G. MARCIN OMITTED.]

                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,

      The Federal Reserve kicked off the first quarter with a surprise cut of one half of one percent in the Federal Funds rate on January 3, 2001. This spurred an enormous rally of 14.2% in the Nasdaq Composite Index, its biggest one-day percentage point gain ever. Of course, it followed a steep drop the day before in that Index of 7.2%. And so last year's pattern of tremendous volatility persisted in the first quarter, as investors continued to come to terms with the dramatic slowdown in the economy, and what the reduced earnings estimates should mean for the valuations of companies.

      You can't fault Alan Greenspan for lack of effort once the slowdown became apparent. He has lowered interest rates by 2% over the first 14 weeks of this year, the most forcefully he has moved interest rates in the 13 years he has served as Chairman of the Federal Reserve Board. (Note: the book, MAESTRO:
GREENSPAN'S FED AND THE AMERICAN BOOM by Bob Woodward, an account of Alan Greenspan's tenure as Chairman and insight into how the Federal Reserve makes decisions, is fun reading for those interested). So far, the slowdown in the economy has largely been because of an unusually swift slowdown in capital spending by businesses, with spending on technology hit the hardest. Spending by corporations on technology literally stopped in the fourth quarter of last year. As of yet, despite a fall-off in consumer confidence, the consumer has not joined in the recession, continuing to spend moderately on houses, cars and other goods. With its aggressive rate cutting, the Federal Reserve is hoping to defend against the consumer joining in the recession in a big way. If it is successful, then it is possible that we will muddle through another two or three quarters of slowdown, and then spending will pick up again.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, the Gabelli Blue Chip Value Fund (the "Fund") rose 1.31%, compared to declines of 11.85% and 7.05% for the Standard & Poor's ("S&P") 500 Index and the Lipper Large Cap Value Fund Average, respectively. For the trailing twelve-month period, the Fund was up 5.73%, versus declines of 21.67% and 3.90% for the S&P 500 and the Lipper Large Cap Value Fund average, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since

INVESTMENT RESULTS (a)

                                                       Quarter
                                     -------------------------------------------
                                      1st          2nd         3rd          4th         Year
                                      ---          ---         ---          ---         ----
  2001:   Net Asset Value .......... $12.33        --          --            --          --
          Total Return .............   1.3%        --          --            --          --
--------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .......... $12.40      $12.16      $13.23       $12.17       $12.17
          Total Return .............   6.4%       (1.9)%       8.8%        (2.2)%       11.1%
--------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ..........   --          --         $9.54       $11.65       $11.65
          Total Return .............   --          --         (2.9)%(b)    23.5%        17.8%(b)
--------------------------------------------------------------------------------------------------

-------------------------------------------------------
       Average Annual Returns - March 31, 2001 (a)
       -------------------------------------------
  1 Year .....................................    5.73%
  Life of Fund (b) ...........................   19.26%
-------------------------------------------------------
                   Dividend History
                   ----------------
Payment (ex) Date  Rate Per Share   Reinvestment Price
-----------------  --------------   ------------------
December 27, 2000      $0.770             $12.16
December 27, 1999      $0.125             $11.33

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.
--------------------------------------------------------------------------------

inception on August 26, 1999 through March 31, 2001, the Fund had a cumulative total return of 32.55%, which equates to an average annual return of 19.26%.

      Strong contributors to performance included Cendant, Apple Computer, WorldCom, Mattel, Compaq Computer and the CIT Group, which agreed to be sold to Tyco International, and which we then sold. Poor performers included most of the technology companies that we had been buying, including Lucent, Motorola, Nortel Networks and Cisco.

OUR APPROACH

      The Gabelli Blue Chip Value Fund seeks to invest in the common stock of companies that are temporarily out of favor for which we can identify a catalyst or sequence of events that would return the company to a higher valuation. We think of a company as being undervalued for one or more of three reasons: it is out of favor relative to the economic cycle or operating environment; it is worth more than the sum of its parts, that is, it is undervalued on an asset valuation basis; or it may be a growth company that has missed earnings or sales targets because of a product misstep, but that has good intermediate and longer term prospects. When we can, we like to invest in companies that have strong franchises or brands because this offers a margin of safety in valuing the company's assets, earnings and prospects.

COMMENTARY

      The slowdown in the economy has been most pronounced in the technology industry. Why did this demand for technology products come to such a swift and complete halt, and why was this such a surprise? Companies over-invested in technology, spending in one year what would normally have been spent over two or three years. In retrospect, there are clearly a few reasons for this spending boom and subsequent bust. The first was brought about by the glamour of the Internet. Small companies who overestimated the quick payoff of doing business over the Internet started up last year and spent enormously, believing that they saw in front of them high and guaranteed rates of return on their investments. Investors likewise had stars in their eyes with the possibilities of the Internet, and individuals and venture capitalists gave these companies lots of money without requiring them to make money or even have a viable business plan. These businesses spent largely on technology to start selling everything from books, music, clothing and makeup to insurance products, credit cards and banking service over the Internet. Lots and lots of businesses went public that should never even have gotten a dollar from the public. We even saw these companies advertise last year during the Superbowl! That's expensive. And then a lot of these same companies went bankrupt.

      At the same time, large established "bricks and mortar" companies greatly increased their technology spending budgets to compete with the perceived threat from these start-ups. And finally, at the same time, data and Internet traffic carried by the telecommunications companies over their phone lines were doubling every few months. So new telecommunication start-up companies were spending money on technology, and the older established telecommunications companies had to spend enormously as well, to increase the capacity of their networks, as they looked out over the next year and saw this traffic growing by leaps and bounds.

      So the overspending occurred for a few reasons, and then when the public markets stopped giving money to these startup businesses, they stopped spending. When they stopped spending, the established companies saw no need to keep spending like crazy. So they put their budgets on hold and decided to wait for about six months to a year to see how business was.

      So why have we been buying some of these companies? Because we believe this is a cyclical correction. Now more than ever companies need to make investments in technology in order to be competitive and productive. The application of a network to a business, which allows it to share information quickly and productively among employees, suppliers and distributors, is essential not just here but globally. Established bricks and mortar companies are finding tailored, sophisticated approaches to using Internet computing and networking to modernize their business, improve their productivity, and compete more effectively. If that is true, then the companies that supply these tools will start to see their businesses pick up after this inventory correction is worked through, perhaps by the end of this year or the beginning of next year. So we could be getting to the trough in the technology and telecommunications equipment spending cycle, and now could be a good time to buy. Every stock we buy in the Blue Chip Value Fund is there for one reason -- we believe it is undervalued and that over the next one to three years there are catalysts/events that will restore the stock of the company to what we believe it is worth. Then it gets sold.

      Enough explanation of why a value manager owns technology stocks. Below we discuss some of our larger positions, like Cendant, American Home Products, Bellsouth, Philip Morris, and the Williams Companies, which are not affected by the capital spending downturn and that we believe are undervalued.

LET'S TALK STOCKS

      American Home Products Corp. (AHP - $58.75 - NYSE) has finally ended the uncertainty of the settlement from its diet drug litigation, and now investors can evaluate the company on the basis of the growth in its core business and new products over the next few years. We believe that this will lead to a higher valuation on this company.

      Philip Morris Companies Inc. (MO - $47.45 - NYSE) has announced the initial public offering of a portion of its Kraft food business, and this should help investors to focus on the value of that business. When we initially purchased this stock last year, we were looking for the valuation of Philip Morris to improve as the value of its brands and franchises became apparent, and so far this is on track.

      Williams Companies Inc. (The) (WMB - $42.85 - NYSE) completed the spin off of its telecommunications business in April, so now it can be valued on its energy business. It has natural gas pipelines, as well as a strong and very profitable energy trading and marketing business. The large amount of capital required for the telecommunications business had been depressing the value of the energy operations, which should now gain a higher valuation over the next year as investors focus on the earnings and cash generation.

      BellSouth Corp. (BLS - $40.92 - NYSE), Verizon Communications (VZ - $49.30
- NYSE), and SBC Communications Inc. (SBC - $44.63 - NYSE), three of the former regional local telephone companies, have moved well beyond their traditional local consumer phone business. The first quarter earnings of these companies highlighted the strong growth in their sales of digital subscriber lines, growth in their wireless businesses, and entry into long distance. These companies are well positioned to take advantage of new opportunities as they generate tremendous cash flow and have been able to find growth opportunities, while at the same time holding on to their local customer base without losing their local customers.

      Cendant Corp. (CD - $14.59 - NYSE) finally beat estimates in the first quarter of this year, helping to lessen the quality discount which has plagued the company since the fraudulent practices of the old CUC International business that it bought two years ago came to light. The company was able to highlight the steady growth and cash generation in its real estate, hotel and mortgage franchise businesses, which it stated was its objective when it purchased remaining part of Avis that it did not own on March 31, 2001. With its low capital expenditure maintenance and strong cash flow, Cendant should be able to grow its earnings and cash flow in the mid-teens over the next year or so.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

         Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                   WHO                 WHEN
                   ---                 ----
Special Chats:     Mario J. Gabelli    First Monday of each month
                   Howard Ward         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                   MAY                 JUNE               JULY
                   ---                 ----               ----
1st Wednesday      Ivan Arteaga        Hart Woodson       July 4th - Holiday
2nd Wednesday      Walter Walsh        Kellie Stark       Charles Minter
3rd Wednesday      Jeff Fahrenbruch    Ivan Arteaga       Walter Walsh
4th Wednesday      Tim O'Brien         Barbara Marcin     Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                       Sincerely,

                                       /S/ SIGNATURE OF BARBARA G. MARCIN

                                       BARBARA G. MARCIN, CFA,
                                       Portfolio Manager

April 26, 2001

---------------------------------------------------------------------
                        TOP TEN HOLDINGS
                         MARCH 31, 2001
                         --------------

American Home Products Corp.           Williams Companies Inc. (The)
WorldCom Inc.                          Providian Financial Corp.
Compaq Computer Corp.                  BellSouth Corp.
Philip Morris Companies Inc.           Lucent Technologies Inc.
Cendant Corp.                          Lehman Brothers Holdings Inc.

---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                         Market
    Shares                                                               Value
    ------                                                               -------
                 COMMON STOCKS -- 93.2%
                 AEROSPACE -- 2.1%
    30,300       Raytheon Co., Cl. B ..........................       $  890,214
    12,900       Rockwell International Corp. .................          468,915
                                                                      ----------
                                                                       1,359,129
                                                                      ----------
                 BUSINESS SERVICES -- 4.3%
   187,000       Cendant Corp.+ ...............................        2,728,330
                                                                      ----------
                 COMMUNICATIONS EQUIPMENT -- 12.9%
     8,300       Agere Systems Inc., Cl. A+ ...................           51,294
    28,000       Cisco Systems Inc.+ ..........................          442,750
    41,100       Corning Inc. .................................          850,359
   180,300       Lucent Technologies Inc. .....................        1,797,591
   113,800       Motorola Inc. ................................        1,622,788
    52,000       Nortel Networks Corp. ........................          730,600
    24,600       Qualcomm Inc.+ ...............................        1,392,975
    33,800       Tellabs Inc. .................................        1,375,238
                                                                      ----------
                                                                       8,263,595
                                                                      ----------
                 COMPUTER HARDWARE -- 6.2%
    51,200       Apple Computer Inc.+ .........................        1,129,984
   154,900       Compaq Computer Corp. ........................        2,819,180
                                                                      ----------
                                                                       3,949,164
                                                                      ----------
                 COMPUTER SOFTWARE AND SERVICES -- 0.6%
    12,000       EMC Corp.+ ...................................          352,800
                                                                      ----------
                 CONSUMER PRODUCTS -- 6.9%
    95,400       Mattel Inc. ..................................        1,692,396
    58,300       Philip Morris Companies Inc. .................        2,766,335
                                                                      ----------
                                                                       4,458,731
                                                                      ----------
                 ELECTRONICS -- 2.0%
    35,500       Analog Devices Inc.+ .........................        1,286,520
                                                                      ----------
                 ENERGY AND UTILITIES -- 10.2%
    33,600       Baker Hughes Inc. ............................        1,220,016
    20,000       Burlington Resources Inc. ....................          895,000
    16,500       Conoco Inc., Cl. B ...........................          466,125
    16,600       EOG Resources Inc. ...........................          684,418
     2,000       Exxon Mobil Corp. ............................          162,000
    10,100       Kinder Morgan Inc. ...........................          537,320
     3,000       Texaco Inc. ..................................          199,200
    56,300       Williams Companies Inc. (The) ................        2,412,455
                                                                      ----------
                                                                       6,576,534
                                                                      ----------
                 ENTERTAINMENT -- 1.9%
    42,000       Disney (Walt) Co. ............................        1,201,200
                                                                      ----------
                 FINANCIAL SERVICES -- 7.7%
    10,200       Household International Inc. .................          604,248
    27,600       Lehman Brothers Holdings Inc. ................        1,730,520
    40,300       Providian Financial Corp. ....................        1,976,715
    40,000       Schwab (Charles) Corp. .......................          616,800
                                                                      ----------
                                                                       4,928,283
                                                                      ----------
                 FINANCIAL SERVICES: BANKS -- 3.5%
    37,500       FleetBoston Financial Corp. ..................        1,415,625
    10,500       Mellon Financial Corp. .......................          425,460


                                                                       Market
    Shares                                                             Value
    ------                                                             -------
     7,800       Washington Mutual Inc. .......................      $  427,050
                                                                    -----------
                                                                      2,268,135
                                                                    -----------
                 FINANCIAL SERVICES: INSURANCE -- 2.7%
    30,500       Conseco Inc. .................................         491,050
    43,500       UnumProvident Corp. ..........................       1,271,070
                                                                    -----------
                                                                      1,762,120
                                                                    -----------
                 HEALTH CARE -- 6.4%
    49,700       American Home Products Corp. .................       2,919,875
    33,400       Schering-Plough Corp. ........................       1,220,102
                                                                    -----------
                                                                      4,139,977
                                                                    -----------
                 PAPER AND FOREST PRODUCTS -- 2.0%
    35,900       International Paper Co. ......................       1,295,272
                                                                    -----------
                 RETAIL -- 1.1%
    30,100       Gap Inc. (The) ...............................         713,972
                                                                    -----------
                 SATELLITE -- 3.1%
    58,600       General Motors Corp., Cl. H+ .................       1,142,700
   375,000       Loral Space & Communications Ltd.+ ...........         821,250
                                                                    -----------
                                                                      1,963,950
                                                                    -----------
                 TELECOMMUNICATIONS -- 15.0%
     8,500       ALLTEL Corp. .................................         445,910
    44,800       BellSouth Corp. ..............................       1,833,216
    27,733       Qwest Communications International Inc.+ .....         972,042
    17,200       SBC Communications Inc. ......................         767,636
    66,500       Sprint Corp.+ ................................       1,462,335
    26,800       Verizon Communications .......................       1,321,240
   153,400       WorldCom Inc.+ ...............................       2,866,662
                                                                    -----------
                                                                      9,669,041
                                                                    -----------
                 TRANSPORTATION -- 1.7%
    62,200       Ryder System Inc. ............................       1,118,978
                                                                    -----------
                 WIRELESS COMMUNICATIONS -- 2.9%
    23,700       AT&T Wireless Group+ .........................         454,566
    97,000       Nextel Communications Inc., Cl. A+ ...........       1,394,375
                                                                    -----------
                                                                      1,848,941
                                                                    -----------
                 TOTAL COMMON STOCKS                                 59,884,672
                                                                    -----------
 PRINCIPAL
  AMOUNT
  -------
                 U.S. GOVERNMENT OBLIGATIONS -- 6.9%
$4,432,000       U.S. Treasury Bills, 4.74% to 5.03%++,
                   due 04/05/01 to 05/17/01 ...................       4,420,724
                                                                    -----------
                 TOTAL INVESTMENTS -- 100.1%
                   (Cost $67,422,501) .........................      64,305,396
                 OTHER ASSETS AND
                   LIABILITIES (NET) -- (0.1)% ................         (48,392)
                                                                    -----------
                 NET ASSETS -- 100% ...........................     $64,257,004
                                                                    ===========
------------------------
+  Non-income producing security.
++ Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ----------------------------------------------------------------------



     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account  directly  with us, you will be giving
     us  some  non-public   information  about  yourself.   The  non-public
     information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS
          WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide  services to you and to ensure  that we are  complying with the laws governing the securities business. We maintain physical,
     electronic,   and   procedural   safeguards   to  keep  your  personal
     information confidential.
--------------------------------------------------------------------------------

                        THE GABELLI BLUE CHIP VALUE FUND
                            One Corporate Center
                          Rye, New York 10580-1434
                               1-800-GABELLI
                              [1-800-422-3554]
                            FAX: 1-914-921-5118
                           HTTP://WWW.GABELLI.COM
                          E-MAIL: INFO@GABELLI.COM
             (Net Asset Value may be obtained daily by calling
                       1-800-GABELLI after 6:00 P.M.)

                             BOARD OF TRUSTEES

Mario J. Gabelli, CFA                       Mary E. Hauck
CHAIRMAN AND CHIEF                          (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                          GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.               MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                         Karl Otto Pohl
ATTORNEY-AT-LAW                             FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                   DEUTSCHE BUNDESBANK

Vincent D. Enright                          Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                 LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                       OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA                       Barbara G. Marcin, CFA
PRESIDENT AND CHIEF                         PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                             James E. McKee
VICE PRESIDENT AND TREASURER                SECRETARY

                                DISTRIBUTOR
                          Gabelli & Company, Inc.

                CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                    State Street Bank and Trust Company

                               LEGAL COUNSEL
                  Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB402Q101SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
BLUE CHIP VALUE
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2001